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                                                               EXHIBIT 10-Z (iv)


          (a) For ELIGIBILITY purposes, the first Year of Service shall be computed using the 12 month period commencing on the Employee's date of hire and ending on the first annual anniversary of the Employee's date of hire (the "Initial Computation Period"). In the event an employee does not complete an eligibility Year of Service during this initial computation period, the computation period shall be (select only one):

              (1) [ ] the period commencing on each annual anniversary of the Employee's date of hire and ending on the next annual anniversary of the Employee's date of hire.

              (2) [X] the Plan Year, commencing with the Plan Year in which the Initial Computation Period ends.

          (b) For VESTING purposes, Years of Service shall be computed on the basis of:

              (1) [ ]   the period commencing on each annual
                        anniversary of the Employee's date of hire and ending on the next annual anniversary of the Employee's date of hire.

              (2) [ ] the Plan Year, commencing with the first Plan Year an Employee completes an Hour of Service.

         (c) For ALLOCATION accrual purposes, Year of Service shall be computed on the basis of the Plan Year.

       v  [X]     For ELIGIBILITY purposes, Years of Service with the
                  following Predecessor Employers shall count in fulfilling the eligibility requirements for this Plan:
                  Kendall Drug Company; 3-C Medical, Inc,; IV-I, Inc;
                  IV-One Services, Inc,; National Pharmacy Providers, Inc,;
                  National Infusion Services, Inc.
      vi  [ ]     For VESTING purposes, Years of Service with the
                  following Predecessor Employers shall count for purposes of determining the nonforfeitable amount of a Participant's account:
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5.  COVERAGE:

    This Plan is extended by the Employer to the following Employees who have met the eligibility requirements (select as many as appropriate):


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